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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2003

                         j2 Global Communications, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                     0-25965                51-0371142
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)



                              6922 Hollywood Blvd.
                                    Suite 500
                          Los Angeles, California 90028
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                    (Address of principal executive offices)

                                 (323) 860-9200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

         Exhibit
         Number                   Description
         ------                   -----------

         99.1                     Email Message to Analysts

ITEM 9.  REGULATION FD DISCLOSURE.

On September 11, 2003 at approximately 2:30 pm Eastern Time, the Company's Chief Financial Officer, Scott Turicchi, sent an electronic mail message to the analysts that have published research on j2 Global. Pursuant to Regulation FD, j2 Global hereby furnishes a copy of Mr. Turicchi's electronic mail message as
Exhibit 99.1 to this report.

Note: The information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        j2 Global Communications, Inc.
                                                (Registrant)

                                         By: /s/ Jeffrey D. Adelman
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Date: September 11, 2003                     Jeffrey D. Adelman
                                             Vice President, General Counsel and
                                             Secretary



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                                INDEX TO EXHIBITS


         Exhibit
         Number                   Description
         ------                   -----------

         99.1                     Email Message to Analysts